AGREEMENT

     It is agreed this 6th day of August, 200O, by and among Bion
Environmental Technologies, Inc. and subsidiaries (collectively "BION") and Dream Maker Dairy and Chris Northrup (collectively "CN") (the "AGREEMENT") as follows:

     WHEREAS, CN has a BION NMS System on the Dream Maker Dairy ("Site") (more fully described in Exhibit A hereto), pursuant to existing agreements with BION ("Initial Agreements"); and

     WHEREAS, the Initial Agreements were supplemented during Spring, 2000 to allow BION to use the BION NMS System at the Site to develop and test a computerized monitoring system ("CMS") component to the BION NMS System at BION's expense ("2000 Agreement"); and

     WHEREAS, BION and CN wish to make further agreements concerning modifications of the BION NMS and the CMS at the Site and, potentially, ownership of the Site and related business assets (collectively "Dairy") by BION;

     NOW THEREFORE IN CONSIDERATION of the mutual promised performances set forth herein, in the Initial Agreements and/or the 2000 Agreement,

     1. BION agrees to loan to CN the sum of $70,000 (U.S.), incorporating the $10,000 loan effective June 29, 2000, which total new loan shall be evidenced by a one year, 10% interest promissory note executed by CN in the form attached hereto as Exhibit B ("Note"). Such Note shall be secured by a second lien on the Site. CN shall provide BION with information concerning CN's first mortgage on the Site, and, within a reasonable time, CN shall execute such further real estate/security related documents as BION may reasonably request to perfect its second lien under applicable law.

     2. CN agrees to allow BION to modify the existing BION NMS System and CMS on the Site at BION's cost in a mutually acceptable manner including, without limitation, the undertaking of excavations and/or other construction, and placement, removal or modification of equipment. CN agrees that the CMS (existing or modified) and all related assets and all equipment BION brings to the Site in the course of the subject modifications and all related assets and/or intellectual property connected therewith are the sole property of BION. If BION elects not to exercise the Option described in paragraph 4 below, BION agrees either, to be determined by mutual agreement, to return the Site to its original condition or to make permanent the modifications as so to enable CN to operate the NMS. CN acknowledges that CN is bound by the Confidentiality/Proprietary Information Agreement attached hereto as Exhibit C.

     3. BION will pay to CN or to third party contractors up to $15,000 of development funds to carry out the projects set forth at Exhibit D, and other such projects as may be identified. All such third party contracts, as well as any contracts, consultants or participants with CN shall execute a Confidentiality/Proprietary Information Agreement prior to involvement in the project.



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     4.  CN hereby grants BION the option to purchase the entire Dairy including, without limitation, the Site, all dairy cows, equipment, and other inventory at a price equal to the sum of $484,000 (U.S.), the agreed upon value of the Site, plus the finalized value, based on the market at the time of closing, for the other business assets ("Option") which are currently valued at $13,000 per cow for each of the existing 360 cows, totaling $468,000, and $122,000 for the equipment. The Option will be subject to the following terms and conditions:

          a.  The option period will commence when:

              i. plans, permits, environmental approvals, etc. are in place in a manner consistent with the pro forma forecast, attached hereto as Exhibit E and BION has received the necessary financing commitments; and

             ii. BION and CN shall have reached agreement concerning compensation of CN for services to the Dairy and BION after exercise of the Option; and

          b.  The Option will extend for one (1) year; and

          c. CN shall execute such real estate/lease documents as BION may reasonably request to put this Option in a form that can be recorded under applicable law.

It is the intent of the parties that BION will exercise the Option with all deliberate speed.

     5. From the date of this AGREEMENT through the date of exercise by BION of the Option described in paragraph 4 above:

          a. CN shall operate the Dairy in a businesslike manner, keeping the Site and the Dairy free from encumbrances other than the first mortgage and the obligations to BION; and

          b. The Initial Agreements and this year 2000 Agreement are hereby modified to provide that BION will be responsible for all costs of harvesting the BION NMS and the CN shall be entitled to no participation in BionSoil revenue.

     6. CN agrees to provide all reasonable cooperation to BION in connection with the installation, testing, modifying and operation of the NMS and CMS at the Site.

     7. No rights or obligations of CN under this Agreement may be assigned without prior written consent of BION except to a successor or assignee of all rights of CN in and to the Site who agrees to be bound by and assume all of CN's obligations as set forth in this AGREEMENT.

     8. This AGREEMENT will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The laws of the state where the Site is located, without regard to choice of law principals, shall apply to the interpretation and construction of this AGREEMENT.

     9. Each provision of this AGREEMENT will be considered severable, and if any provision of this AGREEMENT shall be invalid, illegal or unenforceable, it will not affect or impair the validity, legality or enforceability of this AGREEMENT itself, or of any other provision hereof.


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    10.  Notices and other communications required by this AGREEMENT or laws, ordinances, rules, regulations and orders of public authorities, or permitted to be given hereunder, will be in writing, and will be deemed given to a party when delivered personally, or five (5) days after being deposited in the United States mail with sufficient postage affixed registered or certified and return receipt requested, addressed to such part at the address below:

     To BION at:  Bion Environmental Technologies, Inc.
                  7921 Southpark Plaza, Suite 200
                  Littleton, CO 80120
                  303.738.0845 (phone)
                  303.703.3637 (fax)

     To CN at:    Chris Northrop
                  Dream Maker Dairy
                  1970 Folsomdale Road
                  Cowlesville, NY  14037
                  716.655.5110 (phone and fax)

or any such other address or addresses as may be given by either of them to the other in writing from time to time.

   11. CN agrees to indemnify, defend and hold harmless BION and BION's employees and agents from any claim, loss, damage, cost, expense or liability arising out of or relating to the gross negligence or willful misconduct of CN or CN's employees or agents in connection with any services to be performed or provided by CN under this AGREEMENT. CN agrees that the services provided by BION are specific consideration for this provision. BION agrees to indemnify, defend and hold harmless CN and CN's employees and agents from any claim, loss, damage, cost, expense or liability arising out of or relating to the gross negligence or wilful misconduct of BION or BION's employees or agents in connection with any services to be performed or provided by BION under this Agreement. BION further agrees that it will take responsibility for the repair and remediation of any negative environmental impacts that result from the operation of the system during the trial period and until such time as the systems are return to CN's control.

     IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed on the 6 day of August, 2000.



BION                                           CN



By:/s/ John Northrop                           By:/s/ Chris Northrop
Authorized Representative                      Title:  Owner








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